LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 6, 2013 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS, DATED MAY 1, 2013, OF

WESTERN ASSET SHORT-TERM BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on May 6, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The following text in the section titled “Management — Investment Professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is replaced as follows:

Investment professionals: Stephen A. Walsh and Dennis J. McNamara. Mr. Walsh has been a part of the portfolio management team for the fund since 2006. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

The following text in the section titled “More on fund management — Investment Professionals” in the fund’s Prospectus is replaced as follows:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh and Dennis J. McNamara. Mr. Walsh has been a part of the portfolio management team for the fund since 2006. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. Mr. Walsh and Mr. McNamara have been employed by Western Asset as investment professionals for more than five years. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX015648